================================================================================


--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                                 August 31, 2000
--------------------------------------------------------------------------------


                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust


                                     [LOGO]
                                 --------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and federal personal income taxes, without undue risk to principal. During the six-months ended August 31, 2000, the Trust's total return was 6.62% compared to 6.79% for the Lehman Municipal Bond Index. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, was 134.86%. This is equivalent to an average annual total return of 6.70%. The Trust's SEC yield was 4.08% as of August 31, 2000.

During the six months ended August 31, 2000, prices of fixed income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, declined from 6.17% on February 29th to 5.72% on August 31st. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, declined from 6.15% to 5.67%. The U.S. government's surplus and the subsequent reduction of its publicly held debt has driven long-term interest rates lower. The U.S. Treasury has reduced this debt by issuing fewer new bonds and buying back long-term bonds in the secondary market. The declining supply and the continued strong demand for Treasury bonds has contributed to the drop in long-term yields.

In addition, the amount of new tax-exempt bonds issued so far this year is 20% below the amount issued in the first eight months of 1999. This decline in supply, coupled with the strong demand from individual investors, has contributed to the drop in tax-exempt yields. As a result, the rally in the bond market over the past six months has driven interest rates to levels below those of a year earlier. As of August 31st, the Bond Buyer's 40-Bond Index was 5.72% compared to 5,78% a year ago and the 30-year Treasury bond was 5.67% compared to 6.06% a year ago.

Year-to-date, tax-exempt bonds, as measured by the Lehman Municipal Bond Index, have out performed taxable bonds, as measured by the Lehman U.S. Aggregate Bond Index. For the eight months ended August 31st, the Lehman Municipal Bond Index was up 7.56% compared to 6.45% for the Lehman U.S. Aggregate Bond Index. The ratio of tax-exempt yields to Treasury yields remains high. Recently, the yield of a triple-A rated 30-year tax-exempt bond was 5.48% which is 95.8% of the 5.72% yiled of the 30-year Treasury bond. This high ratio offers investors a great opportunity to benefit from high tax-exempt income.

Your Trust's management has maintained the average maturity of the trust around 14 years and emphasized the purchase of high-grade bonds with call protection in order to maintain shareholder tax-free income without sacrificing safety of principal. As of August 31, 2000, the market value of the Trust's portfolio consisted of 59% AAA, 30% AA, and 11% Baa or BBB rated bonds. The portfolio's highest concentrations of investments are in the insured, housing-revenue, and hospital-revenue sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability of fund shares in dollar dollar amounts. In addition to these features, The Value Line Tax Exempt Fund has the additional advantage of carrying no sales or redemption fees.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                        Sincerely,

                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        Chairman and President

September 28, 2000

Income from the Trust may be subject to the Alternative Minimum Tax.


--------------------------------------------------------------------------------
2

                                            Value Line New York Tax Exempt Trust

New York Tax Exempt Trust Shareholders

--------------------------------------------------------------------------------

Economic Observations

The U.S. economy is now clearly proceeding along a slower growth track as we move through the final months of the year. Evidence of this deceleration in business activity can be found in the most recent figures on manufacturing, retail spending, and employment. Overall, we estimate that GDP growth will average 3.0%, or so, over the balance of the year. Thereafter, we would expect the pace of economic activity to hold at these comparatively restrained levels through 2001, as the succession of interest-rate hikes voted for by the Federal Reserve Board over the past year and a half continues to have the hoped-for effect of stabilizing the economy at comfortably lower growth levels.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with sustained increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a moderate increase in cost pressures could still evolve over the next few quarters, particularly if energy prices continue their uncontrolled ascent for several months and the aforementioned moderation in economic growth fails to continue into 2001, two events that we do not currently expect to take place.

Meanwhile, the Federal Reserve, taking note of the current slower pace of business activity and the comparatively muted inflation figures, is likely to maintain a relatively stable monetary stance over the next several quarters. Indeed, should oil prices reverse course and move back down to the $25-$30-a-barrel level, as seems logical given the expected moderation in underlying demand, it is conceivable that the central bank's next move could be to lower interest rates sometime next year.

Performance Data:*

                                                  Growth of
                                    Average      an Assumed
                                    Annual      Investment of
                                 Total Return      $10,000
                                   ---------      ---------
 1 year ended 6/30/00                2.34%         $10,234
 5 years ended 6/30/00               5.02%         $12,774
10 years ended 6/30/00               6.47%         $18,726

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return includes dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total return for the one-year, five-year, and ten-year periods ended August 31, 2000, were 6.01%, 5.20%, and 6.77%, respectively.


--------------------------------------------------------------------------------
                                                                               3

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                                                            Rating          Value
-----------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (94.4%)

             NEW YORK STATE (72.7%)
 $  500,000  Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18...............      Aa1        $   493,590
    800,000  City University System, 5.50%, 7/1/19.............................      Aaa            803,804
             Mental Health Services Facilities:
    500,000    4.75%, 8/15/18..................................................      Aaa            455,945
  1,000,000    4.95%, 8/15/19..................................................      Aaa            906,900
  1,000,000  Montefiore Medical Center, 5.25%, 8/1/19..........................      Aaa            964,750
    650,000  Montefiore Medical Center, 5.80%, 8/1/30..........................      Aaa            652,295
    500,000  Mount Sinai Health Revenue Bonds, Series "A"m 6 5/8%, 7/1/18......      Baa            541,370
  1,950,000  St. Vincent DePaul Residence, 5.30%, 7/1/18.......................      Aa3          1,884,383
    975,000  Sisters of Charity Health Care, 4.80%, 8/1/19.....................      Aaa            955,949
    500,000  Environmental Facilities Corp., Clean Water & Drinking Water Revenue,
               Revolving Fund, Ser. F, 5.25%, 6/15/13..........................      Aa1            508,380
    585,000  Kenmore Housing Authority Student Housing State University
               Buffalo Student Apt, 5.40%, 8/1/12..............................       AA*           595,700
             Medical Care Facilities Finance Agency, Revenue, Refunding:
  1,150,000    Hospital & Nursing Home Mortgage, Ser. B, 6.125%, 8/15/24.......      AAA*         1,182,532
    700,000    Long-Term Health Care, Ser. C, 6.40%, 11/1/14...................      Aaa            732,732
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    500,000    Ser. 26, 5.85%, 4/1/17..........................................      Aaa            509,310
    995,000    Ser. 73-B, 5.45%, 10/1/24.......................................      Aa1            993,100
  1,050,000    Ser. 55, 5.95%, 10/1/17.........................................      Aa1          1,054,379
  1,425,000    Ser. 79, 4.75%, 4/1/23..........................................      Aa1          1,397,659
    500,000  Municipal Heath Facility, Lease Revenue, Ser. 1, 5 1/8%, 1/15/15..      Aaa            492,725
  1,030,000  Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14........      Aaa          1,024,521
  1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11..............      Aaa          1,203,050
  1,000,000  Syracuse, Housing Authority, Mortgage Revenue,
               Loretto Rest Home, Ser. A, 5.60%, 8/1/17........................      AAA*         1,010,590
    690,000  Upstate Community Colleges, Ser. A, 5 3/8%, 7/1/17................      Aaa            705,422
    735,000  Watertown, NY City School District, General Obligations,
               5 5/8%, 6/15/2015...............................................      Aaa            762,945
  1,000,000  Yonkers General Obligations, Ser. C, 5.25%, 6/1/12................      Aaa          1,023,680
                                                                                                -----------
             TOTAL NEW YORK STATE ..............................................                 20,855,711
                                                                                                -----------


--------------------------------------------------------------------------------
4

                                            Value Line New York Tax Exempt Trust

                                                                 August 31, 2000
--------------------------------------------------------------------------------

 Principal
  Amount                                                                            Rating          Value
-----------------------------------------------------------------------------------------------------------
             NEW YORK CITY (15.1%)
 $  980,000  General Obligation Unlimited, Series A, 5 1/4%, 5/15/13...........      Aaa        $   998,826
             Industrial Development Agency:
    250,000    Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22..............      Baa3           250,493
    500,000    Civic Facilities Revenue, College of Aeronautics Project,
                 5.45%, 5/1/18.................................................      BBB*           472,435
  1,000,000  Transit Authority Training Facilities Revenue, 5.40%, 1/1/18......      Aaa          1,005,520
             Transitional Finance Authority, Revenue, Future Tax Secured,
    590,000    Ser. B, 4.75%, 11/1/23..........................................      Aa3            522,522
    600,000    Ser. C, 5%, 5/1/18..............................................      Aa3            571,536
    500,000  Triborough Bridge & Tunnel Authority, Special Obligations
               Refunding Revenue Bonds, Series A, 5 1/4%, 1/1/14...............      Aaa            504,370
                                                                                                -----------
             TOTAL NEW YORK CITY ...............................................                  4,325,702
                                                                                                -----------

             GUAM (1.3%)
    400,000  Power Authority Revenue, Ser. A, 5.125%, 10/1/29..................      Baa3           363,292

             PUERTO RICO (1.8%)
    500,000  Industrial Tourist, Educational Medical and Environmental
               Control Facilities Revenue Bonds, 6 5/8%, 6/1/26................      Baa2           521,215

             VIRGIN ISLANDS (3.5%)
  1,000,000  Public Finance Authority, Revenue, Gross Receipts Taxes,
               Ser. A, 6.375%, 10/1/19.........................................      BBB-*        1,029,570
                                                                                                -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $26,646,633) ..............................................                 27,095,490
                                                                                                -----------


--------------------------------------------------------------------------------
                                                                               5

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)                              August 31, 2000
--------------------------------------------------------------------------------

 Principal
  Amount                                                                            Rating          Value
-----------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (.7%)
  $ 200,000  New York City, General Obligations, Subser. B-2, 4.15%, 8/15/03...      VMIG-1(1)  $   200,000
                                                                                                -----------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $200,000) .................................................                    200,000
                                                                                                -----------
             TOTAL MUNICIPAL SECURITIES (95.1%)
               (Cost $26,846,633) ..............................................                 27,295,490
                                                                                                -----------
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (4.9%) .............                  1,404,332
                                                                                                -----------
             NET ASSETS (100.0%) ...............................................                $28,699,822
                                                                                                ===========
             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                     $ 9.77
                                                                                                ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

(1) Variable rate demand notes are considered short-term obligations. Interest rates change every day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 2000.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
6

                                            Value Line New York Tax Exempt Trust


Statement of Assets and Liabilities
at August 31, 2000 (unaudited)
--------------------------------------------------------------------------------
                                                                    Dollars
                                                                 (in thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost $26,847) ............................................       $ 27,295
Cash ........................................................              5
Receivable for securities sold ..............................          1,254
Interest receivable .........................................            341
Receivable for Trust shares sold ............................             14
                                                                    --------
    Total Assets ............................................         28,909
                                                                    --------
Liabilities:
Payable for Trust shares repurchased ........................             95
Dividends payable to shareholders ...........................             36
Accrued expenses:
  Advisory fee ..............................................             15
  Other .....................................................             63
                                                                    --------
    Total Liabilities .......................................            209
                                                                    --------
Net Assets: .................................................       $ 28,700
                                                                    ========
Net Assets:
Shares of beneficial interest at $.01
  par value (authorized unlimited,
  outstanding 2,937,271 shares) .............................       $     29
Additional paid-in capital ..................................         28,622
Accumulated net realized loss
  on investments ............................................           (401)
Net unrealized appreciation of
  investments ...............................................            449
                                                                    --------
Net Assets ..................................................       $ 28,699
                                                                    ========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share .........................................       $   9.77
                                                                    ========


Statement of Operations
for the Six Months Ended August 31, 2000 (unaudited)
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Interest ...................................................         $   785
                                                                     -------
Expenses:
Advisory fee ...............................................              86
Auditing and legal fees ....................................              25
Printing and stationery ....................................              12
Service and distribution plan fee ..........................              12
Transfer agent fees ........................................               9
Trustees' fees and expenses ................................               8
Custodian fees .............................................               5
Other ......................................................              (7)
                                                                     -------
    Total expenses before
      custody credits ......................................             150
    Less: custody credits ..................................              (2)
                                                                     -------
    Net Expenses ...........................................             148
                                                                     -------

Net Investment Income ......................................         $   637
                                                                     -------

Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ......................................               1
    Change in Unrealized
      Appreciation (Depreciation) ..........................           1,203
                                                                     -------

Net Realized Gain and Change in
  Unrealized Appreciation
  (Depreciation) on Investments ............................           1,204
                                                                     -------

Net Increase in Net Assets
  from Operations ..........................................         $ 1,841
                                                                     =======


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               7

Value Line New York Tax Exempt Trust


Statement of Changes in Net Assets
for the Six Months Ended August 31, 2000 (unaudited),
and for the Year Ended February 29, 2000
--------------------------------------------------------------------------------

                                                                        Six Months Ended        Year Ended
                                                                        August 31, 2000        February 29,
                                                                          (unaudited)              2000
                                                                        -----------------------------------
                                                                               (Dollars in thousands)
Operations:
  Net investment income ........................................            $    637             $  1,313
  Net realized gain (loss) on investments ......................                   1                 (403)
  Change in unrealized appreciation (depreciation) .............               1,203               (2,234)
                                                                            -------------------------------
  Net increase (decrease) in net assets from operations ........               1,841               (1,324)
                                                                            -------------------------------

Distributions to Shareholders:
  Net investment income ........................................                (637)              (1,321)
  Net realized gains ...........................................                  --                 (440)
                                                                            -------------------------------
  Net decrease in net assets from distributions ................                (637)              (1,761)
                                                                            -------------------------------

Trust Share Transactions:
  Net proceeds from sale of shares .............................               2,205                3,062
  Net proceeds from reinvestment of distribution to shareholders                 411                1,217
  Cost of shares repurchased ...................................              (3,529)              (6,188)
                                                                            -------------------------------
  Net decrease in net assets from Trust share transactions .....                (913)              (1,909)
                                                                            -------------------------------

Total Increase (Decrease) in Net Assets ........................                 291               (4,994)

Net Assets:
  Beginning of period ..........................................              28,409               33,403
                                                                            -------------------------------
  End of period ................................................              28,700               28,409
                                                                            ===============================

Undistributed Net Investment Income at end of period ...........             $    --              $    --
                                                                            ===============================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                            Value Line New York Tax Exempt Trust


Notes to Financial Statements (unaudited)                        August 31, 2000
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


--------------------------------------------------------------------------------
                                                                               9

Value Line New York Tax Exempt Trust


Notes to Financial Statements (unaudited)                        August 31, 2000
--------------------------------------------------------------------------------

2.   Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                                Six Months
                                                   Ended               Year
                                                 August 31,            Ended
                                                    2000            February 29,
                                                (unaudited)             2000
                                                --------------------------------
                                                        (in thousands)
Shares sold ............................            230                 314
Shares issued to shareholders
  in reinvestment of
  distributions ........................             43                 126
                                                --------------------------------
                                                    273                 440
Shares repurchased .....................           (368)               (642)
                                                --------------------------------
Net decrease ...........................            (95)               (202)
                                                ================================

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                                    Six Months
                                                                      Ended
                                                                 August 31, 2000
                                                                   (unaudited)
                                                                 ---------------
                                                                 (in thousands)
Purchases:
  Long-term obligations .................................           $ 8,996
  Short-term obligations ................................             4,400
                                                                   --------
                                                                    $13,396
                                                                   --------
maturities or Sales:
  Long-term obligations .................................           $10,251
  Short-term obligations ................................             5,200
                                                                   --------
                                                                    $15,451
                                                                   --------

At August 31, 2000, the aggregate cost of investments for federal income tax purposes was $26,846,633. The aggregate appreciation and depreciation of investments at August 31, 2000, based on a comparison of investment values and their costs for federal income tax purposes, was $634,169 and $185,312, respectively, resulting in a net depreciation of $448,857.

For Federal income tax purposes, the Trust had a capital loss carryover at February 29, 2000 of approximately $401,764 which will expire in 2008. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $86,250 was paid or payable to Value Line, Inc. (the "Adviser") for the six months ended August 31, 2000. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the six months ended August 31, 2000, the Trust's expenses were reduced by $1,997 under a custody credit arrangement with the custodian.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, provides for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the advisor, in advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $12,179 were paid or payable to the distributor under this plan by the Trust for the period July 1 to August 31, 2000.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are also officers and a Trustee of the Trust.

At August 31, 2000, the Adviser owned 127,610 shares of beneficial interest in the Trust, representing 4.3% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                            Value Line New York Tax Exempt Trust


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                        Six Months
                                           Ended                            Years Ended on Last Day of February
                                      August 31, 2000      -----------------------------------------------------------------------
                                        (unaudited)         2000            1999            1998            1997             1996
                                      --------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .........................     $ 9.37           $10.33          $10.51          $10.04          $10.28          $ 9.81
                                      --------------------------------------------------------------------------------------------
  Income (loss) from investment
    operations:
    Net investment income ...........        .21              .42             .43             .44             .48             .49
    Net gains or losses on securities
      (both realized and unrealized)         .40             (.82)            .14             .47            (.11)            .47
                                      --------------------------------------------------------------------------------------------
    Total from investment
      operations ....................        .61             (.40)            .57             .91             .37             .96
                                      --------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ........................       (.21)            (.42)           (.42)           (.44)           (.48)           (.49)
    Distributions from capital gains          --             (.14)           (.33)             --            (.13)             --
                                      --------------------------------------------------------------------------------------------
      Total distributions ...........       (.21)            (.56)           (.75)           (.44)           (.61)           (.49)
                                      --------------------------------------------------------------------------------------------
Net asset value, end of period ......     $ 9.77           $ 9.37          $10.33          $10.51          $10.04          $10.28
                                      ============================================================================================
Total return ........................       6.62+          -3.97%            5.56%           9.31%           3.73%          10.00%
                                      ============================================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) ....................    $28,700          $28,409         $33,403         $34,597         $32,745         $40,169
Ratio of expenses to
  average net assets ................       1.05%*(2)        1.05%(2)         .98%(2)         .92%(1)         .92%(1)         .92%
Ratio of net investment income to
  average net assets ................       4.43%*           4.21%           4.05%           4.35%           4.79%           4.87%
Portfolio turnover rate .............         33%             100%             56%            116%             86%            119%

+    Not annualized, for six month period only.

*    Annualized

(1)  Before offset for custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been 1.03%* at August 31, 2000 and 1.04% at February 29, 2000.


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                              11

Value Line New York Tax Exempt Trust


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950-- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983-- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986-- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995-- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                         #514731